                                 EXHIBIT 10.23

             CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION -
                           AUTHORITY TO PROCURE LOANS

        I certify that I am the duly elected and qualified Secretary of VERSANT OBJECT TECHNOLOGY CORPORATION a California corporation (the "Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes on or as of
________________________.

Copy of Resolutions:
Be it Resolved, That:
1. Any (insert number required to sign) (1) of following (insert titles only) CEO, CFO of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

    (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from COMERICA BANK-CALIFORNIA (the "Bank") up to an amount not exceeding $ ___ (if left blank, then unlimited);

    (b) Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limits as to amount;

    (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

    (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

    (e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financial statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporations's property and assets.
2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no affect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to affect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate: that these

Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of Incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)             TITLE                   SIGNATURE
    Nick Ordon                    CEO
    Gary Rhea                     CFO

In Witness Whereof, I have fixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed this 30th day of March, 1998

Secretary:
          --------------
             Gary Rhea

CA 00190 (12-94)